PBHG INSURANCE SERIES FUND, INC.

                        SUPPLEMENT DATED NOVEMBER 3, 1999
                       To the Prospectus Dated May 1, 1999

This Supplement updates certain information contained in the Prospectus. This Supplement supercedes and replaces in its entirety the Supplements dated June 21, 1999, September 20, 1999 and November 1, 1999. You should retain both this Supplement and the Prospectus for future reference. You may obtain an additional copy of the Prospectus, as supplemented, free of charge, by calling 1-800-PBHG-NOW.

     Effective May 1, 1999, Jeffrey A. Wrona, CFA, manages the PBHG Technology & Communications Portfolio. Prior to May 1, 1999, Mr. Wrona co-managed this Portfolio. A discussion of Mr. Wrona's prior business experience begins on page 15 of the Prospectus.

     Effective June 28, 1999, Raymond J. McCaffrey, CFA, manages the PBHG Large Cap Value Portfolio. Mr. McCaffrey has been a portfolio manager with Value Investors since 1997. Prior to joining Value Investors he was a Vice President, Technology Analyst and Portfolio Manager with Pitcairn Trust Company. Mr. McCaffrey's prior experience also includes investment analyst positions with Cypress Capital Management, Independence Capital Management and Fidelity Bank. Mr. McCaffrey is an honors graduate of Villanova University with a BS in Economics and received his Masters of Science in Industrial Administration from Carnegie Mellon University.

     Effective June 28, 1999, Jerome J. Heppelmann, CFA, manages the PBHG Small Cap Value Portfolio. Mr. Heppelmann joined the Adviser in 1994 and since 1997 has been a member of Value Investors' value equity team responsible for researching small and mid-cap value companies. Prior to joining the Adviser, Mr. Heppelmann worked in the Investment Advisory Group for SEI Investments servicing investment management clients. Mr. Heppelmann holds a Bachelor of Business Administration with a concentration in Finance from the University of Notre Dame.

     Effective November 1, 1999, Michael S. Sutton, CFA, manages the PBHG Select 20 Portfolio. Mr. Sutton joined Pilgrim Baxter & Associates, Ltd. in October, 1999, from Loomis, Sayles & Co., where he worked for seven years as a portfolio manager of several large cap growth portfolios. Prior to his tenure with Loomis Sayles & Co., Mr. Sutton was a large cap growth portfolio manager with Stein, Roe & Farnham. Mr. Sutton received his BS in Finance, MBA and JD from Florida State University.